UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 29, 2009

MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12367 (Commission File Number)	22-2906244 (I.R.S. Employer Identification Number)
2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (773) 961-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2009, Peter C. Brown resigned from the Registrant’s Board of Directors (the “Board”) and the Board appointed Matthew V. Booty, the Registrant’s President and Chief Executive Officer, to serve as the Board’s Chairman.

On January 29, 2009, the Registrant issued a press release discussing the changes to the Registrant’s Board. A copy of the Registrant’s press release is furnished with this Current Report on Form 8-K and is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

    (d)      Exhibits

Exhibit No.	Description
99.1	Press Release of Midway Games Inc. dated January 29, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.

January 29, 2009	By:	/s/ Matthew V. Booty
Matthew V. Booty
Chief Executive Officer
and President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Midway Games Inc. dated January 29, 2009